UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2007 (May 10, 2007)

AEROFLEX INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

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DELAWARE (State or Other Jurisdiction of Incorporation)	000-02324 (Commission File Number)	11-1974412 (I.R.S. Employer Identification No.)
35 South Service Road Plainview, New York (Address of Principal Executive Offices)		11803 (Zip Code)
Registrant’s telephone number including area code: (516) 694-6700
No change since last report (Former Name or Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 10, 2007, AF Holdings, Inc. ("Parent") sent a letter to the Board of Directors of Aeroflex Incorporated (the "Company") claiming that (i) The Veritas Capital Fund III, L.P. and its co-investors (collectively, "Veritas") are not Excluded Parties (as such term is defined in the Agreement and Plan of Merger ("Merger Agreement"), dated as of March 2, 2007, by and among Parent, AF Merger Sub, Inc. and the Company), (ii) the Company is in breach of Section 6.09(b) of the Merger Agreement, which requires the Company to use reasonable best efforts to cooperate with Parent in securing its debt financing of the proposed transaction, and (iii) the Company's Board of Directors is required, under the terms of the Merger Agreement, to terminate discussions with Veritas. Parent also requested that the Company perform its obligations under the Merger Agreement. On May 11, 2007, the Company sent a letter to Parent (A) denying Parent's claims, (B) requesting written information from Parent detailing what additional things the Company can do to facilitate Parent's securing of its debt financing, and (C) demanding that Parent comply with its obligations under the Merger Agreement.

Reference is made to the definitive proxy statement filed by the Company on April 26, 2007 and the Form 8-K filed by the Company on May 4, 2007 concerning certain putative class action lawsuits against the Company. By order entered May 10, 2007, the Court consolidated the four shareholder actions pending in Nassau County under the case name In re: Aeroflex Shareholders Litigation (Index No. 003943/2007). On May 10, 2007, plaintiffs filed a consolidated amended class action complaint in the consolidated case and requested a conference with the Court to schedule a hearing for a prospective motion to enjoin the special meeting of stockholders of the Company to be held on May 30, 2007. On May 11, 2007, the Court set a hearing date of May 24, 2007. The Court also stayed discovery by plaintiffs until further order of the Court.

Additional Information and Where to Find It

Additional information is set forth in the Company's definitive proxy statement, filed with the securities and exchange commission (the "SEC") on April 26, 2007 and furnished to stockholders of the Company. STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT DISTRIBUTED TO STOCKHOLDERS BECAUSE IT CONTAINS IMPORTANT INFORMATION. The Company's stockholders are able to obtain, without charge, a copy of the proxy statement and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company's stockholders are also able to obtain, without charge, a copy of the proxy statement and other relevant documents by directing a request by mail or telephone to Corporate Secretary, Aeroflex Incorporated, 35 South Service Road, P.O. Box 6022, Plainview, New York 11803, telephone: (516) 694-6700, or from the Company's website, http://www.aeroflex.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROFLEX INCORPORATED

By:	/s/ John Adamovich, Jr.
	Name:	John Adamovich, Jr.
	Title:	Senior Vice President and Chief Financial Officer

Dated: May 14, 2007